Exhibit 99.2

Q2 FY 2015 Financial Results October 28, 2014 Lee D. Rudow President and CEO John J. Zimmer Sr. Vice President of Finance and CFO

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions that often are identified by words such as

“expects,” “estimates,” “projects,” “anticipates,” “believes,” “could,” and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, growth strategy, potential acquisitions, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat’s Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company’s forward- looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation. 2

Long-Term Objectives Leverage our strong foundation to drive future growth Service segment

• Double-digit revenue growth through organic and acquisition strategies • Take market share particularly in the Healthcare space • Grow pipeline of larger, multi-year enterprise opportunities • Continue margin expansion at a greater rate than revenue growth Distribution segment • Maintain and build upon leadership position to drive Service growth • Use strong cash generation to invest in growth opportunities Make strategic acquisitions • Consolidate the highly-fragmented calibration industry • Strategy: Increase capabilities, geographic expansion, greater scale • Majority of opportunities: Revenue range of $1-$5 million • Criteria: 4-6x EBITDA, Target IRR of 15% 3

Second Quarter FY 2015 Execution Strategy continues to deliver 4

•Service segment revenue of $12.6 million, up 9.8% •22 consecutive quarters of year-over-year Service segment revenue growth •Distribution segment sales increased 6.4% Record second quarter revenue •Consolidated operating income grew 18.3% on 7.7% revenue growth •Service segment operating income increased 2.5x to $0.7 million Strong operating leverage •Consolidated Adjusted EBITDA of $2.4 million, an increase of 15%* •Diluted EPS of $0.12, up 20% over prior-year period Cash generation and bottom-line performance * See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.

$17.4 $18.5 Q2 FY 14 Q2 FY 15 Q2 Distribution Segment 5 $59.9 $73.6 $71.6 $70.3 $71.4 $31.3 $36.4 $40.7 $48.2 $49.7 FY 2011 FY 2012 FY 2013 FY 2014 Q2 FY 15 TTM Consolidated

–Annual Top-line Growth $118.5 $91.2 $110.0 $112.3 $121.1 ($ in millions) $11.5 $12.6 Q2 FY 14 Q2 FY 15 Q2 Service Segment Service Distribution 8.5% CAGR* *FY 2011 –Q2 FY 2015 TTM All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments. • Record second quarter for the Service segment – Driven by organic growth • Q2 Distribution segment increased $1.1 million – Additional volume more than offset discounting

$4.4 $5.6 $4.6 $4.3 $4.0 $0.2 $1.3 $2.4 $2.6 FY 2011 FY 2012 FY 2013 FY 2014 Q2 FY 15 TTM Consolidated

–Annual $6.5 $4.6 $5.4 $6.7 $5.9 10.7% CAGR* $1.0 $0.9 Q2 FY 14 Q2 FY 15 Q2 Distribution Segment • Q2 Service operating income improved to $0.7 million, an increase of 156% • Q2 Service operating margin was 5.3%, up 300 bps from the prior-year period • Q2 Distribution gross margin impacted 340 bps by lower vendor rebates 6 Operating Income ($ in millions) $0.3 $0.7 Q2 FY 14 Q2 FY 15 Q2 Service Segment Service Distribution *FY 2011 –Q2 FY 2015 TTM All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments. $(0.2)

$8.5 $10.2 $9.2 $9.6 $8.9 $3.1 $3.2 $5.2 $6.1 $6.5 FY 2011 FY 2012 FY 2013 FY 2014 Q2 FY 15 TTM Consolidated

–Annual 7 • Service segment CAGR nearly 24% (FY 2011-Q2 FY 2015 TTM) • 8.7% reduction in expenses held to offset Distribution gross margin pressure $1.1 $1.7 Q2 FY 14 Q2 FY 15 Q2 Service Segment $2.4 $2.1 Q2 FY 14 Q2 FY 15 Q2 Distribution Segment Contribution Margin* Service Distribution ($ in millions) $15.4 $11.5 $13.4 $15.8 $14.4 8.6% CAGR** * See supplemental slides for Contribution Margin calculation and other important disclaimers regarding Contribution Margin. **FY 2011 –Q2 FY 2015 TTM All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

$5.3 $6.8 $5.8 $5.4 $5.0 $1.8 $2.0 $3.1 $4.6 $4.8 FY 2011 FY 2012 FY 2013 FY 2014 Q2 FY 15 TTM Consolidated

–Annual 8 $1.3 $1.1 Q2 FY 14 Q2 FY 15 Q2 Distribution Segment $0.8 $1.3 Q2 FY 14 Q2 FY 15 Q2 Service Segment Adjusted EBITDA and Margin* Service Distribution ($ in millions) $9.9 $7.1 $8.8 $10.0 $8.9 9.9% CAGR** • Service segment up 18% quarter over quarter • 33% CAGR for Service segment (FY 2011-Q2 FY 2015 TTM) * See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA. **FY 2011 –Q2 FY 2015 TTM All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments. 10.0% 7.4% 6.2% 7.0%

$2.8 $3.3 $3.7 $4.0 $3.8 FY 2011 FY 2012 FY 2013 FY 2014 Q2 FY 15 TTM Annual 3.1% 3.0% 3.3% 3.4% 3.1% $0.8 $0.9 Q2 FY 14 Q2 FY 15 Quarterly 2.7% 2.8% 9

• 9.2% CAGR for net income (FY 2011-Q2 FY 2015 TTM) • 20% EPS growth in Q2 % of Revenue Bottom-line Performance $0.37 $0.43 $0.49 $0.54 $0.52 EPS ($ in millions) $0.10 $0.12

$5.3 $3.4 $8.0 $7.6 $16.3 FY 2011 FY 2012 FY 2013 FY 2014 Q2 FY 2015 Long Term Debt 10

• $10.8 million in availability under amended and upsized revolving credit facility • Purchased Ulrich Metrology Inc. in late August • CapExfocused on service capabilities and IT • Financial flexibility to facilitate acquisition strategy, satisfy working capital and capital expenditure needs $1.6 $1.4 $2.7 $2.0 $1.9 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Est Capital Expenditures ~$3.5 Balance Sheet Supports Acquisition Strategy FY 2015 YTD ($ in millions)

Historical Trailing 12 Month Key Investments and Current Quarter Debt Balance

Ulrich Acquisition C3 Software Web 3.0 Investments Focused on Growth

13 FY 2015 Outlook Continue to ExecuteStrategic Plan Realize the inherent leverage in the Service segment

• Grow operating income at a faster rate than revenue Leverage leading Distribution position to drive Service growth Capital allocation focused on growth initiatives • Leverage new website and C3 Asset Management Software • Continue to evaluate service market acquisition opportunities

Upcoming Investor Relations Calendar November 19 1:1s Chicago and Milwaukee 2015 Late January Q3 FY 2015 Earnings February 1:1s West Coast 14

SUPPLEMENTAL INFORMATION

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	Q2 FY 15 TTM
Service Operating Income (loss)	$ 192	$ (175)	$ 1,311	$ 2,379	2,590
+Depreciation & Amortization	1,377	1,959	1,740	2,144	2,133
+Other (Expense) / Income	-	(37)	(84)	(141)	(185)
+Noncash Stock Comp	202	263	150	230	290
Service Adjusted EBITDA	$ 1,771	$ 2,010	$ 3,117	$ 4,612	4,828
Distribution Operating Income	$ 4,395	$ 5,603	$ 4,635	$ 4,326	3,957
+Depreciation & Amortization	673	937	962	801	743
+Other (Expense) / Income	-	(11)	(27)	12	(28)
+Noncash Stock Comp	226	290	193	297	369
Distribution Adjusted EBITDA	$ 5,312	$ 6,819	$ 5,763	$ 5,436	$ 5,041
Service	$ 1,771	$ 2,010	$ 3,117	$ 4,612	$ 4,828
Distribution	$ 5,312	$ 6,819	$ 5,763	$ 5,436	5,041
Total Adjusted EBITDA	**$ 7,083**	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 9,869**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non- GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. The Adjusted EBITDA chart excludes an unallocated amount of $0.2 million for FY 2011. This amount includes previously unallocated administrative-related depreciation, amortization and other non-operating expense. These items have been allocated by segment beginning in FY 2012.

TRANSCAT® Better by every measure

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Contribution Margin Calculation

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	Q2 FY 15 TTM
SERVICE					
Service Revenue	$ 31,324	$ 36,406	$ 40,655	$ 48,184	$ 49,706
Cost of Revenue	23,392	27,786	30,353	35,359	36,576
Gross Profit	$ 7,932	$ 8,620	$ 10,302	$ 12,825	$ 13,130
Gross Margin	*25.3%*	*23.7%*	*25.3%*	*26.6%*	*26.4%*
Selling, Marketing & Warehouse Expenses	$ 4,877	$ 5,415	$ 5,131	$ 6,690	$ 6,569
Contribution Margin	$ 3,055	$ 3,205	$ 5,171	$ 6,135	$ 6,332
% of Revenue	*9.8%*	*8.8%*	*12.7%*	*12.7%*	*12.7%*
DISTRIBUTION					
Distribution Sales	$ 59,862	$ 73,614	$ 71,641	$ 70,324	$ 71,440
Cost of Sales	44,496	55,110	54,539	53,359	55,220
Gross Profit	$ 15,366	$ 18,504	$ 17,102	$ 16,965	$ 16,220
Gross Margin	*25.7%*	*25.1%*	*23.9%*	*24.1%*	*22.7%*
Selling, Marketing & Warehouse Expenses	$ 6,879	$ 8,336	$ 7,870	$ 7,349	$ 6,938
Contribution Margin	$ 8,487	$ 10,168	$ 9,232	$ 9,616	$ 7,396
% of Sales	*14.2%*	*13.8%*	*12.9%*	*13.7%*	*14.9%*
TOTAL					
Total Revenue	$ 91,186	$ 110,020	$ 112,296	$ 118,508	$ 121,146
Total Cost of Revenue	67,888	82,896	84,892	88,718	91,796
Gross Profit	$ 23,298	$ 27,124	$ 27,404	$ 29,790	$ 29,350
Gross Margin	*25.5%*	*24.7%*	*24.4%*	*25.1%*	*24.2%*
Selling, Marketing & Warehouse Expenses	$ 11,756	$ 13,751	$ 13,001	$ 14,039	$ 13,947
Contribution Margin	$ 11,542	$ 13,373	$ 14,403	$ 15,751	$ 15,403
% of Revenue	*12.7%*	*12.2%*	*12.8%*	*13.3%*	*12.7%*

The Company believes that when used in conjunction with GAAP measures, Contribution Margin, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Contribution Margin is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for GAAP measures of performance and, therefore, should not be used in isolation of, but in conjunction with, GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

TRANSCAT® Better by every measure

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